The Goldman Sachs Group, Inc. SC 13D

EXHIBIT 99.4

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of the foregoing Statement on Schedule 13D with respect to the Class A Shares of ReNew Energy Global plc. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all such counterparts taken together shall constitute one and the same instrument.

Dated: September 2, 2021

THE GOLDMAN SACHS GROUP, INC.

By: /s/ Crystal Orgill
Name: Crystal Orgill
Title: Attorney-in-fact

GOLDMAN, SACHS & CO. L.L.C.

By: /s/ Crystal Orgill
Name: Crystal Orgill
Title: Attorney-in-fact

GS WYVERN HOLDINGS LIMITED

By: /s/ Crystal Orgill
Name: Crystal Orgill
Title: Attorney-in-fact

GS CAPITAL PARTNERS VI FUND, L.P.

By: /s/ Crystal Orgill
Name: Crystal Orgill
Title: Attorney-in-fact

GSCP VI ADVISORS, L.L.C.

By: /s/ Crystal Orgill
Name: Crystal Orgill
Title: Attorney-in-fact

GS CAPITAL PARTNERS VI OFFSHORE FUND, L.P.

By: /s/ Crystal Orgill
Name: Crystal Orgill
Title: Attorney-in-fact

GSCP VI OFFSHORE ADVISORS, L.L.C.

By: /s/ Crystal Orgill
Name: Crystal Orgill
Title: Attorney-in-fact

GS CAPITAL PARTNERS VI PARALLEL, L.P.

By: /s/ Crystal Orgill
Name: Crystal Orgill
Title: Attorney-in-fact

GS ADVISORS VI, L.L.C.

By: /s/ Crystal Orgill
Name: Crystal Orgill
Title: Attorney-in-fact

GS CAPITAL PARTNERS VI GMBH & CO. KG

By: /s/ Crystal Orgill
Name: Crystal Orgill
Title: Attorney-in-fact

GOLDMAN, SACHS MANAGEMENT GP GMBH

By: /s/ Crystal Orgill
Name: Crystal Orgill
Title: Attorney-in-fact

MBD 2011 HOLDINGS, L.P.

By: /s/ Crystal Orgill
Name: Crystal Orgill
Title: Attorney-in-fact

BRIDGE STREET 2011 OFFSHORE, L.P.

By: /s/ Crystal Orgill
Name: Crystal Orgill
Title: Attorney-in-fact

MBD 2011 OFFSHORE ADVISORS, INC.

By: /s/ Crystal Orgill
Name: Crystal Orgill
Title: Attorney-in-fact

BRIDGE STREET 2011, L.P.

By: /s/ Crystal Orgill
Name: Crystal Orgill
Title: Attorney-in-fact

BRIDGE STREET OPPORTUNITY ADVISORS, L.L.C.

By: /s/ Crystal Orgill
Name: Crystal Orgill
Title: Attorney-in-fact

WEST STREET ENERGY PARTNERS, L.P.

By: /s/ Crystal Orgill
Name: Crystal Orgill
Title: Attorney-in-fact

WEST STREET ENERGY PARTNERS OFFSHORE HOLDING-B, L.P.

By: /s/ Crystal Orgill
Name: Crystal Orgill
Title: Attorney-in-fact

WEST STREET ENERGY PARTNERS OFFSHORE, L.P.

By: /s/ Crystal Orgill
Name: Crystal Orgill
Title: Attorney-in-fact

BROAD STREET ENERGY ADVISORS, L.L.C.

By: /s/ Crystal Orgill
Name: Crystal Orgill
Title: Attorney-in-fact

MBD 2013, L.P.

By: /s/ Crystal Orgill
Name: Crystal Orgill
Title: Attorney-in-fact

MBD 2013 OFFSHORE, L.P.

By: /s/ Crystal Orgill
Name: Crystal Orgill
Title: Attorney-in-fact

MBD ADVISORS, L.L.C.

By: /s/ Crystal Orgill
Name: Crystal Orgill
Title: Attorney-in-fact